HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5776 - PremierSolutions Cornerstone
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)

Supplement dated November 1, 2012 to your Prospectus

FUND NAME CHANGE

FEDERATED ASSET ALLOCATION FUND – CLASS A

Effective December 12, 2012, the following name change is made to your Prospectus:

Old Name	New Name
Federated Asset Allocation Fund - Class A	Federated Global Allocation Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.